UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 6, 2005


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-25386             87-0504461
--------------------------------        ------------       -------------------
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)       Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                        84106
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         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             ITEM 8.01--OTHER EVENTS

         On April 6, 2005, FX Energy, Inc. announced that it has swabbed oil at an undisclosed rate from its East Inselberg well in Railroad Valley, Nevada. The well will undergo an extended production test to determine an optimum production rate. For competitive reasons, FX Energy has elected not to disclose additional details about the well at this time.

         MAKOIL owns a 45.4% interest in the well and is the operator. FX Energy owns a 45.4% interest.

         The drilling rig from the East Inselberg well will now be moved to the Radio prospect, the next well in FX Energy's exploration program in Railroad Valley, when road and weather conditions permit. MAKOIL will also be the operator of the Radio well. Current plans call for the two companies to jointly drill the Radio well and three additional exploratory wells in Nevada this year.

         FX Energy also reported that the next operations on the Sroda-4 well in its Fences II project area in western Poland will be coring into the Rotliegendes sandstone target reservoir. The well has been successfully cased and cemented to the base of the Zechstein.

         FX Energy's exploration program will be discussed in detail at FX Energy's Technical Presentation in Boston on April 21, 2005. The presentation by Richard Hardman will be webcast starting at 12:15 p.m. Eastern.

         FX Energy holds interests in four project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest except for approximately 45,000 acres around the Zaniemysl-3 well where FX holds 24.5%, CalEnergy holds 24.5%, and the Polish Oil and Gas Company (POGC) holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

         o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds an 82% interest and is the operator; POGC holds an 18% interest.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FX ENERGY, INC.
                                             Registrant


Dated:  April 6, 2005                        By /s/ Scott J. Duncan
                                                --------------------------------
                                                Scott J. Duncan, Vice President

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